EXHIBIT 10.30

              IN THE CIRCUIT COURT OF THE SIXTH JUDICIAL CIRCUIT
              IN AND FOR THE STATE OF FLORIDA IN PINELLAS COUNTY
                                CIVIL DIVISION

DIGITAL LIGHTWAVE, INC.,            :      Case No. 01-9101CI-21
a Delaware corporation,             :
                                    :
      Petitioner,                   :
                                    :
v.                                  :
                                    :      BOND # CGB 8471153
SETH P. JOSEPH, an                  :
Individual,                         :
                                    :
      Respondent.                   :
                                    :


                            CIVIL SUPERSEDEAS BOND

      We,  DIGITAL  LIGHTWAVE,  INC.,  as  Principal,  and FIDELITY AND DEPOSIT

COMPANY OF MARYLAND, as Surety, are held and firmly bound  unto SETH P. JOSEPH,

in  the  principal  sum  of FOUR MILLION SEVEN HUNDRED SIXTY-SIX  THOUSAND  TWO

HUNDRED SEVENTY FOUR DOLLARS  AND  SIXTY CENTS ($4,766,274.60), for the payment of which we bind ourselves, our heirs,  personal  representatives,  successors,

and assigns, jointly and severally.

      The  condition  of  this  obligation  is:  the above-named Principal  has entered an appeal to the Second District Court of Appeal to review the judgment entered in the above case on March 26, 2002.

      NOW  THEREFORE,  if  the  Principal  shall  satisfy  any  money  judgment contained  in  the  judgment  in  full, including, if allowed  by  law,  costs,

interest, and attorneys' fees, and  damages  for delay in the event said appeal is dismissed or said judgment is affirmed, then  this  obligation shall be null and void; otherwise to remain in full force and effect.



SIGNED on April 4, 2002 at Clearwater, Fl.


                                    Principal:

                                    DIGITAL LIGHTWAVE, INC.


                                    By:  /s/ BRYAN J. ZWAN
                                           -----------------------

SIGNED on April 4th, 2002 at Clearwater, Florida.

                                    Surety:

                                    FIDELITY AND DEPOSIT
                                    COMPANY OF MARYLAND

                                    By:  /s/ JOHN F. PALMER
                                           -------------------------
                                         John F. Palmer
                                         Attorney-in-Fact
                                           Florida Resident Agent










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